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Annual Stockholders' Meeting

May 24, 2011

Presentation Overview





- **Introductions and Opening Remarks**
  - Robert Klimasewski, Chairman
- **Proxy Summons**
- **Business Overview**
  - Jeff Markin/Molly Henderson
- **Question and Answer**
- **Proxy Tally and Results**
  - Robert Klimasewski

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2011 Proxy Summons



Election of Board of Directors for 2011/2012

- Mostafa Analoui
- Dan Kerpelman
- Robert Klimasewski
- Sidney Knafel
- Jeffrey Markin
- Norman Mintz
- Charles Phelps
- Terence Walts

Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2011

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Presentation Overview



Introductions and Opening Remarks
- Robert Klimasewski, Chairman

Proxy Summons

Business Overview
- Jeff Markin/Molly Henderson

Question and Answer

Proxy Tally and Results
- Robert Klimasewski

U.S.• EU SAFEHARBOR US DEPARTMENT OF COMMERCE



This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Building for the Future

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Company and Strategic Overview

Jeff Markin
President and CEO
Molly Henderson
Chief Business and Financial Officer

Focus for today's discussion



Jeff Markin, Chief Executive Officer

- About VirtualScopics
- Foundation built for success
- Building for the future
- 2011 Imperatives

Molly Henderson, Chief Business & Financial Officer

- Financial review
- Personalized medicine application overview
- Financial market performance

Q&A

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Company Mission




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Our mission is to improve the lives of those impacted by disease and disability

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VirtualScopics



VirtualScopics is a leading provider of quantitative imaging for clinical trials

Key Company Highlights

- Integrated solution delivered as a series of services that manage imaging trials from inception to FDA submission.
- Highly automated quantitative analysis vs. conventional qualitative radiologist driven analysis.
- Very precise measurements that allow for trials to proceed with a reduced number of subjects for shorter periods of time vs. trials run with conventional analysis.
- World class customer base, customers include 12 of the 15 leading pharmaceutical, biotechnology and medical device companies.

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Therapeutic Areas





Oncology

- Vascular Perfusion (DCE-MRI, DCE-CT)
- Tumor Volume
- Tumor Metabolism (FDG-PET)
- Cell Proliferation (FLT-PET)
- RECIST/WHO (Solid Tumor)
- Cheson (Lymphoma)
- Macdonald (Glioma)



Osteoarthritis

- Cartilage Morphology
- Bone Morphology
- BME, Fluid
- Tissue Quality (T2, dGEMRIC)



Muscle Wasting

- Muscle Volume for thigh/calf
- Intramuscular fat Volume for thigh/calf
- Subcutaneous fat Volume for thigh/calf



Cardiovascular

- Carotid Plaque Composition (MRI)
- Carotid Plaque Volume (3D US)
- Coronary Artery Plaque Volume (IVUS)
- IMT (2D US)



Central Nervous System

- Brain, WM/GM Volume, brain parenchymal fraction
- MS Lesion Burden
- Hippocampal Volume



Rheumatoid Arthritis

- Total Enhancing Tissue
- Enhancing Synovium
- Erosions
- Bone Marrow Edema (BME)

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Core Competencies





Our ability to very accurately and precisely quantify change in biological structures and processes through the use of medical imaging and imaging science



To manage and process very large quantities of information quickly and efficiently in a flexible and transparent manner

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Multi-Disciplinary Expertise



- Expertise in imaging systems and imaging protocol design
- Expertise in image acquisition quality control

- Proprietary automated image quantification software
- Development and validation


Imaging Science
VirtualScopics Imaged-Based Bio Markers
Software
Medicine
Image Analysis Service

- Expertise in image-based biomarkers in OA, RA, oncology,etc.
- Biomarker relevance to disease progression

- 21 CFR Part 11, GCP compliance
- Database driven image data management, data QA/QC, image data analysis

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Value Proposition to Drug Development Industry





Reduced number of subjects

- Higher precision = fewer patients
- Fewer patients = lower trial costs



Accelerated time to market

- Smaller trial sizes = quicker enrollment and faster results
- Algorithm driven analysis yields results faster than radiologists driven analysis



Better information for Go-No Go decisions

- Enhanced characterization of disease progression coupled with drug mechanism of action provides confidence in early decision making
- Increased transaction speed allows for faster go and no go decisions saving money and driving increased revenue

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Strong foundation to build upon!




Study Experience
Financial Strength
PPD Alliance
Personalized Medicine
Employment & Leadership

Study Experience





Phase 1	Phase 2	Phase 3	Phase 4
126	114	29	3

Greater than half the studies we have conducted are Phase 2/3

Financial Strength





- Revenue – **400%** Increase over 4 years
- Gross profit – **400%** increase over 4 years
- Adjusted EBITDA (Cash) positive
- Self sustaining growing Business!!

PPD Alliance

  

WILMINGTON, N.C., and ROCHESTER, N.Y., (October 26, 2010) - PPD, Inc. (Nasdaq: PPDI) and VirtualScopics, Inc. (Nasdaq: VSCP) today announced a strategic alliance to deliver a comprehensive set of clinical and medical imaging services that will enable biopharmaceutical companies to make faster, more confident decisions on the development of their oncology compounds, creating time and cost efficiencies.

The partnership will provide seamless integration of technologies and processes, giving biopharmaceutical companies near real-time, consistent and reliable medical imaging information to expedite their drug development programs

2 Senior Outsourcing Executives in Top 5 Pharma Company

- ***"You definitely convinced me"*** followed with comments including ***"a huge opportunity for all of us"***
- ***"you have a competitive strategic advantage".***

Clinical Operations Leader Phase III Oncology Study

- ***"This solution is very compelling, a great opportunity for us both, I can't think of a reason not to do this"***

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Personalized Medicine







Adapted from our clinical trial technology this diagnostic tool could help oncologists get an early look at the effectiveness of a patient's treatment program.

Received positive feedback from FDA on pre IDE application and anticipate 510K approval during 2011.

Employment and Leadership



94 employees, 29% increase over 2010

Strong mix of longer term and new employees

New Leadership in Operations

- Building and accelerating quality and efficiency

Continuity in Senior Leadership

- CEO, CBFO, CTO, CSO, Software, Regulatory

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2011 Imperatives




Meet Financial Goals
Progress Personalized Medicine
Deliver Infrastructure and Technology Investments
Expansion of PPD Alliance
2011 Imperatives

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Financial & Strategic Overview

Molly Henderson

Chief Business & Financial Officer,

Sr. Vice President

2010 Financial Guidance vs. Actual



	Beginning of Year Guidance	Actual
Revenues	$13 million	$13.4 million
Full year gross margin	50%	51%
Full year Adjusted EBITDA (cash)	$1.5 million	$2.2 million

Full Year 2010 Results:

- 29% increase in full-year revenues
- 22% increase in full-year gross profit
- Adjusted EBITDA of $2.2MM compared to $1.3MM in 2009
- $1.2 million in cash generated from operations during 2009 vs. ($800,000) used in 2008

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Revenues & Gross Profit – Yearly Trends



Annual Revenues



$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
2005
2006
2007
2008
2009
2010

Annual Gross Profit



$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2005
2006
2007
2008
2009
2010

- Steady growth in revenues and gross profit
- 4x increase in revenues in 4 years, > 100% increase in 2 years
- 4x increase in gross profit in 4 years, > 130% increase in 2 years
- Since inception in 2001, over $90MM and 270 projects

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Revenue composition




Revenues by Study Phase
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2006
2007
2008
2009
2010
Phase III
Phase II
Phase I


Revenues by Therapeutic Area
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2006
2007
2008
2009
2010
Other
Oncology
Consulting
Musculoskeletal

Increasing revenues in all phases of study

Majority of 2009-2010 growth driven by Phase III studies

Decline in Musculoskeletal revenues due to reduction in R&D spending by Pharma

Significant growth in Oncology business since 2008

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Adjusted EBITDA* – Yearly Trend




Annual Adjusted EBITDA
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
2005
2006
2007
2008
2009
2010

Adjusted EBITDA improved over $3MM, >300%, from 2008 - 2010

- Revenues increased $6MM over the same period
- Strong cost controls and solid economies of scale

*Adjusted EBITDA = Earnings/Loss less Depreciation, Amortization, Interest, Stock Compensation Expense and Loss on Derivative

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Project Balance (Backlog) as of December 31,



$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2005
2006
2007
2008
2009
2010
Contracted
Awarded

- Backlog of $40,000,000 at December 2010, ~65% increase in 2 years
- 4x increase in backlog in just 4 years

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2011 Financial Guidance



Financial Area	2011 Guidance
Revenues	$16 million
Full year gross margin (exc reimbursed costs)	48%
Full year Adjusted EBITDA	$1.7 million

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First Quarter 2011 Results



Financial Area	March 31, 2011	March 31, 2010
Revenues	$3,659k	$3,071k
Gross Profit	$1,600k	$1,598k
Gross Margin (exc reimbursed costs)	48%	56%
R&D Expenditures	$314k	$251k
Stock Compensation	$234k	$171k
Operating Income	$12k	$133k
Adjusted EBITDA	$393k	$436k

60% of series B warrants were exercised in the first quarter of 2011

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Personalized Medicine Application

Supporting Information



Most treated patients are late stage. Waiting two months for determination of therapy efficacy could be fatal. Response rates of <30% drive the need for an early screening tool.





Anti-angiogenic and vascular disruptive drugs target the newly formed blood vessels that tumor cells need to survive and grow. There is a need for a rapid and reliable method to access and measure the effects of anti-angiogenic or vascular disruptive treatments or tumor microvasculature, specifically changes in blood flow and vascular permeability.

VirtualScopics DCE-MRI (Dynamic Contrast Enhanced Magnetic Resonance Imaging) application provides the solution – an effectiveness determination in less than 5 days. Enabling the stratification of patients and the personalizing of medicine.


5

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The Answer to Anti-Angiogenesis Effectiveness



The only effective and proven Anti-Angiogenesis response companion diagnostic approach

Key Factors

- The Anti-Angiogenic and Vascular Disruptive Drug Market was estimated at $11 billion in 2010
- Average response rate is less than 30%
- No available response prediction or response monitoring test today
- Baseline CT Scan with a follow up after 8 weeks is the only approach to determine therapeutic effect

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Dynamic Contrast-Enhanced MRI (DCE-MRI)



Prove or disprove mechanism of action

- Direct window into drug effects
- Detect efficacy signal

Significant reduction in blood flow seen after 48 hours (demonstrated in images below)


0.31

Baseline Day 2 Week 4 Week 8

Patient was a responder at 2 months using conventional CT

VirtualScopics' DCE-MRI Companion Diagnostic Solution



Reasons to Consider

Demonstrated Strong Predictive Value with Quick Response.
The VS test (software application) can predict response or non-response within 48 hours after the initiation of therapy (instead of 8 weeks) within a PPV of 67 to 73%.

Competitively Superior Test.
PPV of other companion diagnostic test in the market range from 50% (Her-2) to 90% (K-RAS).

Strong Intellectual Property.
IP protection (issued patents) creates a higher/stronger barrier for others using similar technologies.

Proven technology.
VirtualScopics has conducted over 30 clinical trials using DCE-MRI for predicting anti-angiogenic response in more than 180 patients and 13 different compounds in 6 types of cancer.

Reliable.
With coefficients of variation of less than 8%, DCE-MRIs can now be used reliably to screen patients and stratify the responders from the non-responders soon after first administered therapy.

Highly Versatile.
VirtualScopics software image analysis tool can use MR images from the vast majority of sites across the globe. The analysis is not specific to any MRI equipment manufacturer, GE, Philips, Siemens images all can be used.

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Regulatory Process



510k on application as an image processing tool

Collect additional data to support predictive nature of tool

510k on application as a predictor of response to certain cancer therapies

Regulatory Process



Pre-IDE package sent to the FDA in February to confirm key elements of our first 510k submission, most importantly:

Intended Use Statement.
VS Perfusion Software is indicated for the post-image acquisition processing of dynamic contrast-enhanced magnetic resonance images.

Class II Medical Device Classification
Alternative is a comprehensive NDA

Predicate Device.
Absence of a suitable predicate device would require an NDA filing

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Next steps



Finalize 510k documentation to support approach outlined in the Pre-IDE

- File 510k by the end of 2011

Continue to pursue partnership opportunities as a potential companion diagnostic tool and in support of FDA and Payer data requirements

Develop relationships with key opinion leaders to assist in the collection of data and market adoption

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2010 Capital Markets

VSCP: 2010




Dec 31, 2010 : VSCP 2.14
2.40
2.20
2
1.80
1.60
1.40
1.20
1
0.80
© 2011 Yahoo! Inc.
2010
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
Volume 195,500
0.80M
0.60M
0.40M
0.20M

- 2010 stock appreciation = 112%
- 2010 18 month average volume increase = 450%
- 52 week range - $0.86 - $3.07

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Market Outreach



- Over 80 1:1 meetings with institutional fund managers, brokers and analysts
- Conference attendance
  - OneMed Place – San Francisco
  - BioInvestor Conference – San Francisco
  - BioCEO – New York
  - Rodman & Renshaw – London
  - Rodman & Renshaw – New York
- Added to the Russell 2000
- Two independent research analyst reports

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Thank You

Question and Answer



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2011 Proxy Tabulation





Election of Board of Directors for 2011/2012

- Mostafa Analoui
- Dan Kerpelman
- Robert Klimasewski
- Sidney Knafel
- Jeffrey Markin
- Norman Mintz
- Charles Phelps
- Terence Walts

Ratify the appointment of Marcum LLP as independent financial statement auditors for the fiscal year ended December 31, 2011

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On behalf of the VirtualScopics' Board of Directors and Employees

Thank You

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